UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2019

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on September 25, 2019, beginning at approximately 2:00 p.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the first quarter of fiscal 2020 (the fiscal quarter ended August 31, 2019).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to operating income excluding the benefit related to the customer take-or-pay contract cancellation for the three months ended August 31, 2019 and operating income excluding impairment and restructuring charges for the three months ended August 31, 2018, in each case for the Registrant’s Pressure Cylinders operating segment. These represent non-GAAP financial measures and are used by management as a measure of operating performance.  Operating income excluding the benefit of the customer take-or-pay contract cancellation is calculated by subtracting the benefit of the customer take-or-pay contract cancellation from operating income.  Operating income excluding impairment and restructuring charges is calculated by (i) subtracting restructuring and other income, net from, and (ii) adding impairment of long-lived assets to, operating income.  The differences between the GAAP-based financial measure of operating income and the non-GAAP financial measures of operating income excluding the benefit related to the customer take-or-pay contract cancellation and operating income excluding impairment and restructuring charges for the fiscal quarters ended August 31, 2019 and 2018, as mentioned in the conference call, are outlined below for the Registrant’s Pressure Cylinders operating segment.

(in thousands)	Three months ended August 31, 2019
GAAP	$29,623
Customer take-or-pay contract cancellation	(12,796)
Non-GAAP	$16,827

(in thousands)	Three months ended August 31, 2018
GAAP	$14,733
Impairment of long-lived assets	2,381
Restructuring and other income, net	(927)
Non-GAAP	$16,187

Change	$640
% Change	4%

In the conference call, management referred to operating loss excluding impairment charges for the Registrant’s Engineered Cabs operating segment. This represents a non-GAAP financial measure and is used by management as a measure of operating performance.  Operating loss excluding impairment charges is calculated by adding impairment of long-lived assets to operating loss.  The difference between the GAAP-based financial measure of operating loss and the non-GAAP financial measure of operating loss excluding impairment charges for the fiscal quarter ended August 31, 2019, as mentioned in the conference call, is outlined below for the Registrant’s Engineered Cabs operating segment.

(in thousands)	Three months ended August 31, 2019
GAAP	$(45,128)
Impairment of long-lived assets	40,601
Non-GAAP	$(4,527)

(in thousands)	Three months ended August 31, 2018
GAAP	$(4,311)

Change	$(216)
% Change	5%

In the conference call, management referred to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and trailing twelve months adjusted EBITDA. These represent non-GAAP financial measures and are used by management as measures of operating performance. EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense (benefit) and depreciation and amortization to net earnings (loss) attributable to controlling interest and adjusted EBITDA is calculated by adding or subtracting, as appropriate, impairment of long-lived assets, restructuring and other expense (income), net, loss on early extinguishment of debt, and impairment of investment in unconsolidated joint venture (each pre-tax) to (from) EBITDA. The difference between the GAAP-based measure of net earnings (loss) attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the trailing twelve months ended August 31, 2019, as mentioned in the conference call, is outlined below.

	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2020	2019	2019	2019

Net earnings (loss) attributable to controlling interest	$(4,776)	$37,738	$26,773	$34,002
Impairment of long-lived assets (pre-tax)	40,601	3,834	-	-
Restructuring and other expense (income), net (pre-tax)	455	692	(11,176)	402
Loss on early extinguishment of debt (pre-tax)	4,034	-	-	-
Impairment of investment in unconsolidated joint venture (pre-tax)	4,236	4,017	-	-
Interest expense	9,480	9,522	9,341	9,472
Income tax expense (benefit)	(185)	9,151	8,415	11,119
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$53,845	$64,954	$33,353	$54,995
Depreciation and amortization	24,177	23,960	23,625	23,524
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$78,022	$88,914	$56,978	$78,519

Trailing Twelve Months Adjusted EBITDA [1]	$302,433

[1] Excludes the impact of the noncontrolling interest.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of the Registrant held on September 25, 2019 (the “2019 Annual Meeting”), the Registrant’s shareholders approved the Fourth Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (the “1997 LTIP”) to increase the maximum number of common shares, without par value (“Common Shares”), available for award under the 1997 LTIP by 1,500,000 Common Shares.

A summary of the 1997 LTIP, as proposed to be amended by the Fourth Amendment, is contained in the Registrant’s definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2019 in connection with the 2019 Annual Meeting beginning on Page 76 under the heading “Proposal 3: Approval of Fourth Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan to Authorize 1,500,000 Additional Common Shares” and is incorporated herein by reference.

The foregoing summary of the Fourth Amendment to the 1997 LTIP is not intended to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment to the LTIP, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and the 1997 LTIP (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment thereto), which is included as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 25, 2019, the Registrant held the 2019 Annual Meeting as a virtual meeting and shareholders were able to participate in the 2019 Annual Meeting, vote and submit questions via live webcast.  At the close of business on August 1, 2019, the record date for the 2019 Annual Meeting, there were a total of 56,153,088 Common Shares of the Registrant outstanding and entitled to vote.  At the 2019 Annual Meeting, the holders of 50,630,270 (90.16%) of the Company’s Common Shares were represented by proxy, constituting a quorum.

The vote on the proposals presented for shareholder vote at the 2019 Annual Meeting was as follows:

Proposal 1 — Election of directors

	Votes For	Votes Withheld	Broker Non-Votes
Kerrii B. Anderson	36,666,615	8,700,521	5,263,134
David P. Blom	43,632,290	1,734,846	5,263,134
John P. McConnell	43,469,741	1,897,395	5,263,134
Mary Schiavo	34,796,042	10,571,094	5,263,134

At the 2019 Annual Meeting, each of Kerrii B. Anderson, David P. Blom, John P. McConnell and Mary Schiavo was elected as a director of the Registrant for a three-year term, expiring at the 2022 Annual Meeting of Shareholders.

The directors of the Registrant whose terms of office continue until the 2020 Annual Meeting of Shareholders are: Michael J. Endres, Ozey K. Horton, Jr., Peter Karmanos, Jr. and Carl A. Nelson, Jr.

The directors of the Registrant whose terms of office continue until the 2021 Annual Meeting of Shareholders are: John B. Blystone, Mark C. Davis and Sidney A. Ribeau.

Proposal 2 — Advisory Vote to Approve Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,208,176	804,7271	354,233	5,263,134

At the 2019 Annual Meeting, the shareholders of the Registrant approved the advisory resolution on executive compensation.

Proposal 3 — Approval of Fourth Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan to Authorize 1,500,000 Additional Common Shares

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,178,139	9,859,360	329,637	5,263,134

At the 2019 Annual Meeting, the shareholders of the Registrant approved the Fourth Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan to authorize 1,500,000 additional Common Shares.

Proposal 4 — Ratification of the selection of KPMG LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending May 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,344,977	223,749	61,544	0

At the 2019 Annual Meeting, the shareholders of the Registrant ratified the selection of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2020.

Item 8.01.  Other Events.

On September 25, 2019, the Registrant issued a news release (the “Dividend Release”) reporting that the Registrant’s Board of Directors had declared a quarterly cash dividend of $0.24 per share in respect of the Registrant’s Common Shares.  The dividend was declared on September 25, 2019 and is payable on December 27, 2019 to shareholders of record at the close of business on December 13, 2019.  A copy of the Dividend Release is included with this Current Report on Form 8‑K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description
10.1	Fourth Amendment to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (Fourth Amendment effective September 25, 2019).
10.2	Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (reflects First Amendment, Second Amendment, Third Amendment and Fourth Amendment thereto).
99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for First Quarter of Fiscal 2020 (Fiscal Quarter ended August 31, 2019), held on September 25, 2019.
99.2	News Release issued by Worthington Industries, Inc. on September 25, 2019 reporting the declaration of quarterly cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: October 1, 2019	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Senior Vice President- Administration, General Counsel & Secretary

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